o o o o

• o o o • o o o o • o

   

• • • • • • •

• • • • • • •

• o o o • o o • o o

• • • • • • • • • • • • • • • • • •

• • • • • • • •

o o o o o

     = liquidity opportunity for stockholders

      = liquidity opportunity for stockholders

    = liquidity opportunity for stockholders

• • • • • • • • •

Investor Meeting

June 2019


publix
FOOD & PHARMACY
950

Essential **Retail.**
Smart **Locations.**


Kroger

InvenTrust
Properties


WHOLE FOODS MARKET
Harris Teeter

Forward Looking Statements

Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, market, political and economic volatility experienced by the U.S. economy or real estate industry as a whole, and the regional and local political and economic conditions in the markets in which our properties are located; competitive business market conditions experienced by our retail tenants and shadow anchor retailers, such as challenges competing with e-commerce channels; our ability to execute on our business strategy and enhance stockholder value; and our ability to manage our debt. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The companies depicted in the photographs or otherwise herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with InvenTrust Properties Corp. in any manner.


WHOLE FOODS MARKET
Harris Teeter

Meeting Topics

1. **InvenTrust Portfolio Strategy – Grocery / Geography / Growth**
   a. Property Types & Location are Important for Rents & Value of the Asset

2. **New Estimated Share Value**

3. **Strong & Flexible Balance Sheet**

4. **Distribution Rate**

5. **Thoughts on a Potential Final Liquidity Strategy**


WHOLE FOODS MARKET


Ralphs
usbank


TRADER JOE'S

2019 Strategy

- **Grow same property NOI through favorable leasing, redevelopment & expense savings**
- **Continue to evaluate disposition opportunities & execute on acquisition strategy**
- **Maintain a flexible balance sheet**
- **Continue to improve public company readiness and monitor market conditions for potential final liquidity event**

InvenTrust Properties


Kroger


H-E-B
Drug Store


Publix
FOOD & PHARMACY


WHOLE FOODS MARKET
Kroger
Harris Teeter

InvenTrust – A Unique Retail Platform

The Right Properties in the Right Markets with Multiple Growth Drivers


Kroger

Focused Portfolio In Sun Belt Markets

- $3.4 Billion Retail REIT [1] / 73 Open-Air Retail Centers
- Concentrated Portfolio = ~15 Sun Belt Markets with Superior Demographics *(down from over 40 markets in 2013)*
- Fewer Markets with Additional Properties = Operational Efficiencies


SAFEWAY

Premier Grocery-Anchored Assets

- 81% of Portfolio's NOI Comes from Grocery-Anchored Centers[2]
- Portfolio Annualized Base Rent per Square Foot of $18.71[3]
- Recycled $3 Billion of Assets in Non-Core Markets & Assets with Low Growth Characteristics
- Long-Term Target Same-Property NOI growth 2% to 3%



Simple & Flexible Balance Sheet Providing Growth Opportunities

- Maintain Low Loan to Value (Currently at 23% / Peers Close to 40%)


WHOLE FOODS MARKET
Harris Teeter
Kroger

Property Type Definitions

Mall (which InvenTrust doesn't own)

A center that is much larger, with usually 4 or more large anchor spaces and is normally enclosed.


JCPenney
Sephora
Food Court
Burlington
Belk
H&M
Books -A- Million
Dillard's
Entrance
A
B
C
E
F
G
H
J
K
M


Kroger
WHOLE FOODS MARKET
Harris Teeter

Property Type Definitions

Power Center

A shopping center that is greater than 250,000 square feet with at least 3 large anchor spaces with such tenants as Best Buy, Ross or TJ Maxx. It also may or may not contain a grocer.


Interstate 40
US Route 70
Shenstone Blvd
White Oak Rd
Timber Dr East
REGAL
MATTRESS Warehouse
2C
3C
PAD SITE
AVAILABLE
APPX. 3,000 SF
4C
5C
6C
7C
Waffles & Cream
Char-Grill
five BELOW
ULTA
DICK'S SPORTING GOODS
KOHL'S
GameStop
Payless
Hallmark
8
BJ's
PETSMART
FRIDAYS
Burlington
STAPLES
DOLLAR TREE
Coastal Federal Credit Union
Wendy's
Party City
TARGET
SHOE CARNIVAL
dressbarn
ROSS DRESS FOR LESS
T.J.maxx
37
Michaels
Pier 1 imports
Chick-fil-A
28
McDonald's
Chili's
Moe's
COLD STONE
MATTRESS FIRM
3B
at&t
22
24
25
32
30
29
34
BEST BUY
GNC
BUFFALO WILD WINGS
SportClips
N

WHITE OAK CROSSING
Garner, NC

= not owned by IVT



Property Type Definitions

Neighborhood or Community Center

A property below 250,000 square feet that contains a grocer.



= not owned by IVT
Ralphs
A brand of Kroger
SportClips
The UPS Store
CVS pharmacy
DICKEY'S
SUBWAY
Bank of America
ATM
Great Clips
Discovery St
S Twin Oaks Valley Rd
N
12
11 10 9 7 6
3 2 1
13
14
15
16
17
19 20
30
28
26

CAMPUS MARKETPLACE
San Marcos, CA



Grocery-Anchored Assets Experiencing Less Value Disruption


Average Change in Asset Values Since Jan. 2017[1]
10%
0%
-10%
-20%
-30%
-40%
1%
-8%
-12%
-18%
-29%
Gateway Market Grocery-Anchored Centers
Secondary Market Grocery-Anchored Centers
Power Centers
A-Malls
B-Malls



Power Center Case Study

Traditional Power Center


TARGET
THE HOME DEPOT
Office DEPOT
ROSS
BED BATH & BEYOND
HOBBY LOBBY
PETSMART
PALAIS ROYAL
KOHL'S
expect great things
Children's Learning Adventure
PAD SITE
AVAILABLE
APPX. 4,400 SF
S University Blvd
Riverstone Blvd
44,005 AADT
Highway 6
= not owned by Power Center landlord
N

- 400,000 square feet of retail space
- Multiple anchors
- Parts of the center owned by anchors (Target) or other third parties
- Co-tenancy leases throughout the center


WHOLE FOODS MARKET
Harris Teeter

Power Center Case Study Cont.

Disposition Rationale

Underperforming Anchors
- Cap rates rise if any of the anchors vacate

Uncontrollable Risk in Revenue and Valuation
- Substantial NOI risk associated with on-going co-tenancy rights from tenants
- 80% of the property leases expire between 2020 & 2021 including underperforming anchors and anchors with credit risk

Submarket Risk
- Fundamentals in submarket are changing – demographic declines
- Retail competition increasing

Unfavorable Wall Street Valuation Metrics
- Power Center is viewed like a "B/C" mall by Wall Street

No Upside
- Lease restrictions make it impossible to attract new tenants and low contractual renewal rates


Valuation Impact Over Time
In '000s
Net Operating Income
Value of Property
$32,300
After Anchor(s) Vacates Income & Value Declines
$12,900
$2,823
$1,416
2018
2022

InvenTrust Properties


Kroger
WHOLE FOODS MARKET
Harris Teeter

Eliminating Risk from the Portfolio

Property Net Operating Income vs. Property Valuation Scenario

Selling One Large Power Center


WHITE OAK CROSSING

- Property Generates $7.5 million of Net Operating Income
- Cap Rate of 7.5%
- ***Property Valuation = $100 million***

Reinvesting ***Proceeds***

Acquiring Two Grocery-Anchored Centers


Ralphs
CAMPUS MARKETPLACE


Ralphs
CAMPUS MARKETPLACE

- One Property Generates $3 million of Net Operating Income
- One Property Generates $2 million of Net Operating Income
- Each Property has a Cap Rate of 5.0%
- ***Property Valuation for Both Assets = $100 million***

Conclusion: Investing in Grocery-Anchored Centers Eliminates Power Center Cap Rate Risk & Maintain the Value of IVT's Portfolio


WHOLE FOODS MARKET
Harris Teeter

InvenTrust's 3Gs Portfolio Strategy Results

Since 2016, InvenTrust's "Grocery, Geography & Growth" strategy has been applied to all new acquisitions and properties currently in the portfolio

- **Is GROCERY a main component driving foot traffic & customers to the center?**
  - IVT's portfolio occupancy is 94%
  - IVT's annualized base rent per square foot has increased from $16.44 to $18.47 over the last two years[1]
  - Grocery-anchored centers value has been more stable than other retail assets
- **Does the market the asset is in have the right GEOGRAPHY or demographics?**
  - Average household income for the markets IVT operates is $104,000, up from $88,000 *(higher incomes leads to more retail spending)*
  - IVT is focusing on growing Sun Belt locations
- **Does the property have potential for income GROWTH?**
  - Increasing income from assets could lead to increases in distributions and values
  - Total portfolio occupancy is up to 94% with contract rents up 4.7% in 2018 over 2017



IVT's Retail Portfolio in 2015

Markets Across the Country / Heavy Concentration of Power Centers / Fewer Field Offices


Retail
InvenTrust Properties Office Location

InvenTrust Properties


WHOLE FOODS MARKET
Harris Teeter
Kroger

Sun Belt Focused Portfolio

Concentrated Portfolio in ~15 Markets** (down from over 40 in 2013), **Leading to Operational Efficiencies


~ 97% of InvenTrust's income comes from our target markets.
DC Metro2
2.9%
Virginia Beach/
Norfolk
1.2%
Raleigh/
Durham
10.2%
Charlotte
3.1%
Orlando
2.3%
Miami/Ft Lauderdale/
West Palm Beach
7.5%
Tampa/
St. Petersburg2
3.1%
Atlanta
7.0%
Birmingham
1.2 %
Houston
12.8%
Dallas/Ft Worth/Arlington
9.2%
Austin
13.2%
San Antonio
6.6%
Oklahoma City
1.3%
Denver2
6.2%
Southern
California2
11.8%
% of 2018 NOI
Target Market
Non-core Market



Portfolio with Superior Demographics

By strategically targeting Sun Belt markets expecting significant near-term population and job growth, InvenTrust expects to have a sizeable advantage to capture future demographic shifts.



Estimated Portfolio Population & Job Growth ('19 -'23)
IVT
Peers
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.3%
4.3%
7.1%
5.6%
Population Growth
Job Growth


WHOLE FOODS MARKET
Harris Teeter

Completed Capital Recycling Impact

InvenTrust has significantly improved the quality of its portfolio and operations with $3 billion of transaction volume since embarking on our capital recycling efforts in 2015.

	Acquisitions completed since 2015	Dispositions completed since 2015
# Properties	27	65
Gross Leasable Area [1]	4.8 million	9.6 million
Value of Transactions	$1.6 billion	$1.4 billion
Occupancy [2]	95%	91%
Annualized Base Rent per Square Foot [3]	$20.82	$13.86
Improving Average Household Income	$109,000	$85,000
Improving Population Density	81,000	72,000

InvenTrust
Properties


Publix
Kroger
WHOLE FOODS MARKET
Harris Teeter

Balanced Tenant Concentration

Top 10 Tenants as a Percentage of ABR[1]

Top Tenant	# of Leases	% of Total ABR
Kroger / Ralphs / King Soopers / Harris Teeter	11	3.6%
Publix	14	3.2%
Ross Dress for Less	16	2.5%
Bed Bath & Beyond / buybuy Baby / Cost Plus World Market	15	2.4%
Best Buy	9	2.3%
Tom Thumb / Safeway / Market Street	8	2.2%
PetSmart	14	2.2%
T.J.Maxx / Marshalls / HomeGoods	13	2.2%
H-E-B	3	1.5%
Office Depot / OfficeMax	7	1.1%
Sub-Total	**110**	**23.2%**




Kroger


WHOLE FOODS MARKET


Harris Teeter

Recent Acquisitions – Upgrading the Portfolio


TRADER JOE'S

Lakeside Winter Park & Crossing
Winter Park, FL

- Annualized Base Rent per SF - $43.28
- Trader Joe's anchored
- 93% occupied
- 3-mile Avg. HH Income - $103,500
- 3-mile Population – 81,900
- Grocer Sales per SF - $2,800


Kroger

Sandy Plains Centre
Marietta, GA

- Annualized Base Rent per SF - $20.50
- Kroger anchored
- 91% occupied
- 3-mile Avg. HH Income - $137,000
- 3-mile Population – 69,200
- Grocer Sales per SF - $475


Harris Teeter

Commons at University Place
Durham, NC

- Annualized Base Rent per SF - $15.54
- Harris Teeter anchored
- 97% occupied
- 3-mile Avg. HH Income - $92,000
- 3-mile Population – 60,600
- Grocer Sales per SF - $489


WHOLE FOODS MARKET
Harris Teeter

IVT's Estimated Share Value History


$3.40
$3.30
$3.20
$3.10
$3.00
$3.14
$3.29
$3.14
$3.14
2016
2017
2018
2019


WHOLE FOODS MARKET
Harris Teeter

Portfolio Strategy is Producing Results

Year-Over-Year Same-Property Values

Values in millions	2019	2018	Change
Same-Property Community & Neighborhood Centers Value	$1,265	$1,259	+$6
Same-Property Power Centers with a Grocer Value	$750	$734	+$16
Same-Property Power Centers no Grocer Value	$465	$491	-$26


WHOLE FOODS MARKET
Harris Teeter

The Right Retail Assets Have Led to a Stable Value During a Time of Retail Disruption

- **Since 2016, InvenTrust's estimated share value has remained flat, despite significant retail disruption.**

- **The retail industry has experienced a variety of headwinds and negative factors.**
  - Over 20,000 stores closing
  - Dozens of retail companies filing bankruptcy
  - Numerous malls being shuttered
  - Online consumer trends continuing to negatively impact traditional apparel retailers.

- **These factors have significantly impacted the value of malls and power centers, especially in markets with below average demographics.**

- **…..BUT INVENTRUST'S GROCERY ANCHORED PROPERTIES continue to drive traffic to centers and maintain their values.**



Balance Sheet Will Support Future Growth

Balance Sheet Metrics as of 03/31/19[1]	
Available Unsecured Debt	$398 million
Net Debt to EBITDA	3.9x
Leverage Ratio (Debt / Gross Asset Value)	23%
Weighted Average Interest Rate	3.71%
Distribution Rate on NAV	2.35%
2019F Dividend AFFO Payout Ratio	74%

InvenTrust Capital Structure


Fixed Rate Debt 13%
Variable Rate Debt 10%
Unencumbered[2] 77%



Improved Key Performance Metrics


Annualized Base Rent per SF
$19
$18
$17
$16
$15
$18.71
$16.44
2016
Q1 2019


3-Mile Average Household Income
$100,000
$95,000
$90,000
$85,000
$98,000
$88,000
2016
Q1 2019


Leverage Ratio[1]
45%
40%
35%
30%
25%
20%
15%
35%
23%
2016
Q1 2019



Growing Income = Increasing Distributions


$0.076
$0.074
$0.072
$0.070
$0.068
$0.066
$0.064
$0.0675
$0.0695
$0.0716
$0.0737
3%
3%
3%
2016
2017
2018
2019

Third Consecutive Annual Increase in IVT's Distribution Rate in 2019

The increases in the distribution rate underscores the confidence that the Board has in our portfolio and business plan


WHOLE FOODS MARKET
Harris Teeter

Experienced Board of Directors



Paula J. Saban (2004)
Chairperson
25+ years of banking & financial services experience, including Bank of America



Thomas Glavin (2007)
CPA with over 30 years of accounting & 20 years of real estate experience



Tom McGuinness (2015)
President & CEO since 2014



Julian Whitehurst (2016)
CEO of National Retail Properties with over 30 years of retail real estate experience



Michael Stein (2016)
40 years of public accounting experience including prior CFO positions with Nordstrom & Marriott



Scott Nelson (2016)
35 years of retail and real estate experience, including 21 years with Target Corporation



Stuart Aitken (2017)
15+ years of extensive retail & consumer data analytics experience. Currently Group SVP with Kroger.



Amanda Black (2018)
15+ years of comprehensive real estate & banking experience. Currently Managing Director & Portfolio Manager at Jaguar Listed Properties.


WHOLE FOODS MARKET


Ralphs
usbank


TRADER JOE'S

Strategy Moving Forward

- **Focus and drive** value as a grocery-anchored retail platform.
- **Concentrate portfolio** in high job & population growth markets.
- **Maintain our** capital structure flexibility.
- **Opportunistically sell assets** in low growth markets & where value has been maximized.
- **Evaluate** various final liquidity options for when market conditions are right.

InvenTrust Properties


Kroger


H-E-B
Drug Store


Publix
FOOD & PHARMACY


Harris Teeter
publix
FOOD & PHARMACY
Kroger

Q&A

InvenTrust Properties


Harris Teeter
publix
FOOD & PHARMACY
Kroger

appendix

InvenTrust Properties


Kroger
WHOLE FOODS MARKET
Harris Teeter

Footnotes

Page 5
1. Includes (a) wholly owned retail properties, (b) 100% of value related to IAGM Retail Fund I, LLC ("IAGM"), our joint venture with PGGM Private Real Estate Fund, (c) CDH CDO LLC and Concord Debt Holdings LLC, (d) Downtown Railyard Venture LLC, and (e) cash.
2. Walmart, Target, and warehouse clubs are considered grocers, regardless of whether the box is owned by the REIT or shadow anchored.
3. ABR is annualized base rent as of March 31, 2019. Ground and specialty leases are excluded. ABR calculation excludes GAAP entries.

Page 9
1. Data per Green Street.

Page 13
1. NOI percentages include shadow-anchored grocery store tenants. Walmart, Target and warehouse clubs are considered grocers, regardless of whether the box is owned by the REIT or shadow anchored.

Page 15
1. As of December 31, 2018.
2. Southern California includes Los Angeles, Riverside/San Bernardino/Ontario (Inland Empire) and San Diego. Denver includes Fort Collins and Colorado Springs. Tampa/St. Petersburg includes Sarasota & Punta Gorda. DC Metro includes Richmond.

Page 16
1. Data per Green Street. Peers – REG, ROIC, KIM, WRI, FRT, BRX, RPAI

Page 17
1. GLA includes ground lease square footage.
2. Occupancy is as of March 31, 2019, or as of the date of sale, and excludes ground and specialty leases.
3. ABR is annualized base rent as of March 31, 2019, or as of date of sale, divided by economic occupied square footage. Ground and specialty leases are excluded. ABR calculation excludes GAAP entries.

Page 18
1. ABR is annualized base rent as of March 31, 2019. Ground leases are included. ABR calculation excludes GAAP entries.

Page 23
1. Gross asset value includes (a) wholly owned retail properties, (b) properties owned by IAGM at share, (c) CDH CDO LLC and Concord Debt Holdings LLC, and (d) Downtown Railyard Venture LLC.
2. Percentage of unencumbered assets is estimated unencumbered asset value divided by gross asset value.

Page 24
1. Debt / Gross Asset Value (Gross asset value includes (a) wholly owned retail properties, (b) properties owned by IAGM at share, (c) CDH CDO LLC and Concord Debt Holding, LLC, (d) Downtown Railyard Venture LLC. and (e) cash and marketable securities.)

Page 35
1. JLL's U.S. Grocery Tracker 2019



Current Market Disruption for Traded Peers


Premium / (Discount) to NAV as of 1
6/7/2019
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
1.6%
Regency Centers.
-1.0%
ROIC
-13.6%
WEINGARTEN REALTY
-14.0%
KIMCO
-20.3%
BRIXMOR
-23.4%
SITE
-24.3%
RPAI
-30.9%
KITE REALTY GROUP

Platforms with fewer markets, lower leverage and/or more grocery warrant a higher valuation.

1 – Green Street


WHOLE FOODS MARKET
Harris Teeter

Journey to a Retail Platform

On 12/31/2012, our $12.7 billion diversified portfolio of assets consisted of 794 retail, office, industrial, prison & charter school properties, 5,311 apartment units, 5,212 student housing beds, 16,345 hotel rooms, certain JVs and marketable securities.

2013

- ✓ $460 million apartment portfolio sale to GREYSTAR
- ✓ Completed $1.8 billion sale of net lease (non-core) assets to AR CAPITAL

2014

- ✓ $395 million modified "Dutch Auction" tender offer
  (Repurchased shares at high-end of the range and all shares properly tendered were repurchased)
- ✓ $1.1 billion sale of select service lodging portfolio to joint venture between NorthStar REALTY FINANCE and CHATHAM LODGING TRUST
- ✓ Internalized management and began implementing best-in-class systems


WHOLE FOODS MARKET
Harris Teeter

Journey to a Retail Platform (cont.)

2015

- ✓ Spin-off & listing of Xenia on the NYSE (XENIA Hotels & Resorts)
- ✓ Implemented independent brands and business plans for multi-tenant retail and student housing platforms (InvenTrust Properties)

2016

- ✓ Spin-off of "non-core" assets into Highlands REIT, Inc. Highlands is a stand-alone, independent, non-traded REIT. (HIGHLANDS REIT)
- ✓ Sale of student housing platform for gross sales price of $1.4 billion (University House Communities)
- ✓ Addition of 3 new Board members with retail and/or real estate experience
- ✓ Completed a $240 million, or 10% of outstanding shares, modified "Dutch Auction" tender offer. ***(All shares properly tendered at or below the final strike price were repurchased)***

(shaded) = liquidity opportunity for stockholders


WHOLE FOODS MARKET
Harris Teeter

Journey to a Retail Platform (cont.)

2017

- ✓ 3% increase in distribution rate
- ✓ Addition of 2 new Board members with retail and/or real estate experience

2018

- ✓ Completed a $100 million, or 6% of outstanding shares, modified "Dutch Auction" tender offer. ***(All shares properly tendered at or below the final strike price were repurchased)***
- ✓ Announced 3% increase in distribution rate for April 2019

= liquidity opportunity for stockholders


WHOLE FOODS MARKET
Harris Teeter

Current Retail Environment[1]

1. Top grocers in a market continue to perform well

a) Grocery stores drive traffic as consumers prefer fresh prepared food and reinvent the center of the store

b) Grocery asset pricing up almost 20% to $221 per square foot since 2012

c) New grocery store openings increased by 30% in 2018

- i. FL, CA & TX experienced the largest share
- ii. Value and service grocers led square footage increases
- iii. Mid-market grocers getting squeezed out

d) Top grocers are embracing and investing in technology

- i. Boost customer experiences
- ii. Solve "last mile"

e) "Click & Pick-Up" trend is building

2. Retail Evolution

a) Nearly half of Millennials are spending more on food-and-beverage than they did two years ago

b) An ICSC survey indicated 57% of retailers plan to operate the same number of stores as last year, 36% more stores and 7% less stores.

c) Dozens of pure-play online retailers are opening physical stores for brand awareness and building customer relationships

d) Little development exists in the pipeline, but

e) Redevelopment is on the rise


WHOLE FOODS MARKET
Harris Teeter

Dutch Tender Summary

- The Dutch tender was announced on August 15th. The Offer expired on September 13th at 5pm.
- Total funds allocated to the tender = $97.5 million, purchasing 46.4 million shares (or about 6% of shares outstanding). Shares were purchased at $2.10.
- 38% of shares tendered were purchased and over 6,570 accounts were closed.
- We believe this tender offer was an appropriate use of capital that balanced the execution of our long-term strategy and the ability to accommodate the desires of some of our stockholders looking for liquidity.
- Stockholders were able to sell their shares above secondary & mini-tender pricing.
- Stockholders maintaining their position in IVT will benefit by:
    - Continuing to receive their quarterly distributions
    - IVT repurchasing shares at an accretive discount to our current estimated share value driving immediate value to our remaining stockholders
    - Our continued execution of our long-term portfolio strategy and in place capital structure



Real Estate Investors Currently Hesitant to Make Big Bet on Retail



Total $ by Size of Transaction 1
$20
$15
$10
$5
$-
In Billions
$25 - $50M
$50 - $100M
Over $100M
$9.2
$7.1
$16.9
$8.6
$5.4
$7.1
$6.5
$6.1
$5.0
Transactions Over $100M are Down ~70%
2016
2017
2018

1 – Citi

InvenTrust Properties